UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 17, 2020

GCM Grosvenor Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39716	85-2226287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Michigan Avenue Suite 1100 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

(312) 506-6500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	GCMG	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	GCMGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously announced, GCM Grosvenor Inc., a Delaware corporation (the “Company”), previously entered into a transaction agreement, dated as of August 2, 2020 (as may be amended from time to time, the “Transaction Agreement”), by and among CF Finance Acquisition Corp., a Delaware corporation (“CFAC”), GCM Grosvenor Holdings, LLC (formerly known as CF Finance Intermediate Acquisition, LLC), a Delaware limited liability company (“IntermediateCo”), CF Finance Holdings, LLC, a Delaware limited liability company (the “CFAC Sponsor”), Grosvenor Capital Management Holdings, LLLP, a Delaware limited liability limited partnership formerly domiciled in Illinois (“GCMH”), Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Holdings”), GCM Grosvenor Management, LLC, a Delaware limited liability company (“Grosvenor Management”), Grosvenor Holdings II, L.L.C., a Delaware limited liability company (together with Holdings and Grosvenor Management, the “GCMH Equityholders”), GCMH GP, L.L.C., a Delaware limited liability company, GCM V, LLC, a Delaware limited liability company (“GCM V”), and the Company.

On November 17, 2020, as contemplated by the Transaction Agreement and described in the section titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 82 of the final prospectus and definitive proxy statement, dated October 14, 2020 (the “Proxy Statement/Prospectus”) and filed by the Company with the Securities and Exchange Commission (the “SEC”), (a) CFAC merged with and into the Company, upon which the separate corporate existence of CFAC ceased and the Company became the surviving entity and each share of CFAC common stock was converted into one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), and each whole warrant of CFAC was converted into one warrant of the Company and GCMH cancelled its ownership of the 100 shares of common stock of the Company; (b) the Company received $120.4 million remaining in CFAC’s trust account following redemptions made in connection with CFAC’s special meeting of stockholders relating to the transactions contemplated by the Transaction Agreement, (c) certain investors (the “PIPE Investors”) purchased 19,500,000 shares of Class A common stock; (d) the CFAC Sponsor purchased 3,500,000 shares of Class A common stock and 1,500,000 warrants of the Company for an aggregate price equal to $30,000,000 pursuant to a forward purchase contract (the “Forward Purchase Contract”); (e) the CFAC Sponsor terminated, forfeited and cancelled, for no consideration, 2,351,534 shares of Class A common stock and 150,000 warrants of the Company; (f) the Company issued 900,000 warrants to purchase Class A common stock to Holdings; (g) Holdings assigned, and IntermediateCo assumed, all right, title and interest in and to the Option Agreement in exchange for the Option Consideration in the Option Conveyance (as such terms are defined in the Proxy Statement/Prospectus); (h) immediately following the Option Conveyance, IntermediateCo consummated the exercise of certain options (pursuant to the Option Agreement) to purchase all of the Class B-2 common units of GCMH then held by certain investors (pursuant to the Option Agreement); (i)(x) GCMH GP, L.L.C., a Delaware limited liability company, sold all of the outstanding equity interests of GCMH then held by it, including the general partnership and limited partnership interests, to IntermediateCo for $1.00 for the general partnership interest of GCMH plus $1,470,375 for the Class B-1 common units of GCMH and (y) Holdings sold all of the outstanding equity interests of GCM, L.L.C., a Delaware limited liability company (“GCM LLC”), to IntermediateCo for $1.00; (j) GCMH was redomiciled as a limited liability limited partnership in the State of Delaware and its Limited Liability Limited Partnership Agreement was amended and restated (as amended and restated, the “Fifth Amended & Restated LLLPA”); (k) GCMH issued to IntermediateCo the GCM PubCo Matching Grosvenor common units and the GCM PubCo Matching Grosvenor warrants, in each case in exchange for the IntermediateCo Contribution Amount in the IntermediateCo Contribution and Issuance (as such terms are defined in the Proxy Statement/Prospectus); and (l) the Company issued 144,235,246 shares of its Class C common stock, par value $0.0001 per share (the “Class C common stock”), to GCM V (the transactions referred to in clauses (a) through (l), collectively, the “Transactions”).

Following the Transactions, the Company’s ownership is as follows:

●	CFAC’s former public stockholders own approximately 6.3% of the Company’s outstanding common stock, all of which is in the form of Class A common stock, and representing approximately 7.3% of the voting power of the Company;

●	the PIPE Investors own approximately 10.6% of the Company’s outstanding common stock, all of which is in the form of shares of Class A common stock, representing approximately 12.2% of the voting power of the Company;

●	the CFAC Sponsor and prior holders of CFAC’s founder shares own approximately 4.8% of the Company’s outstanding common stock, all of which is in the form of shares of Class A common stock, representing approximately 5.5% of the voting power of the Company; and

●	GCM V owns approximately 78.3% of the Company’s outstanding common stock, all of which is in the form of shares of Class C common stock, representing approximately 75.0% of the voting power of the Company.

As a result of the Transactions, the Company owns and controls all of the outstanding equity interests of IntermediateCo, which has exclusive management authority over GCMH as its sole general partner. Through its ownership and control of IntermediateCo, the Company indirectly owns and controls all of the general partner interests of GCMH.

The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by the full text of the Transaction Agreement, which is attached as Exhibit 2.1 to the Company’s registration statement on Form S-4 of which the Proxy Statement/Prospectus forms a part, and is incorporated herein by reference.

Unless otherwise specified, capitalized terms used herein but not defined herein have the meanings given to such terms in the Proxy Statement/Prospectus.

Item 1.01. Entry into a Material Definitive Agreement.

Stockholders’ Agreement

On November 17, 2020, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company, the GCMH Equityholders and GCM V entered into a stockholders’ agreement (the “Stockholders’ Agreement”). The material terms of the Stockholders’ Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 99 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Stockholders’ Agreement.” Such description is qualified in its entirety by the full text of the Stockholders’ Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Registration Rights Agreement

On November 17, 2020, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company, the CFAC Sponsor, the GCMH Equityholders and the PIPE Investors entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 99 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Amended and Restated Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

On November 17, 2020, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company, GCMH and the GCMH Equityholders entered into a tax receivable agreement (the “Tax Receivable Agreement”). The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 103 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Tax Receivable Agreement.” Such description is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Fifth Amended & Restated LLLPA

On November 17, 2020, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company, IntermediateCo, GCMH and the GCMH Equityholders entered into the Fifth Amended & Restated LLLPA. The material terms of the Fifth Amended & Restated LLLPA are described in the section of the Proxy Statement/Prospectus beginning on page 98 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — A&R LLLPA.” Such description is qualified in its entirety by the text of the Fifth Amended & Restated LLLPA, which is included as Exhibit 10.4 to this Report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On November 17, 2020, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Forward Purchase Contract and the Subscription Agreements, the Company made the following sales of unregistered securities, as further described in the disclosure set forth under the Introductory Note above:

●	3,500,000 shares of GCM Class A common stock and 1,500,000 warrants to purchase GCM Class A common stock to the CFAC Sponsor for aggregate consideration of $30.0 million;

●	19,500,000 shares of GCM Class A common stock to the PIPE Investors for aggregate consideration of $195.0 million;

●	144,235,246 shares of GCM Class C common stock to GCM V for aggregate consideration of $1.00; and

●	900,000 warrants to purchase GCM Class A common stock to Holdings in consideration of the Option Conveyance.

The Company issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Transactions, Jonathan R. Levin, Angela Blanton, Francesca Cornelli, Stephen Malkin, Blythe Masters and Samuel C. Scott III were appointed as directors of the Company, joining Michael J. Sacks on the board of directors, to serve until the end of their respective terms and until their successors are elected and qualified. Angela Blanton, Francesca Cornelli, Blythe Masters and Samuel C. Scott III were appointed to serve on the Company’s audit committee, with Blythe Masters serving as the chair and Angela Blanton, Francesca Cornelli and Blythe Masters each qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Michael J. Sacks was appointed as Chairman of the board of directors and will continue to serve as Chief Executive Officer of the Company.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Officers and Directors of GCM PubCo Upon Consummation of the Business Combination” beginning on page 242 for biographical information about each of the directors following the Transactions, which is incorporated herein by reference.

Certain relationships and related person transactions of the Company and its directors are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 256 and are incorporated herein by reference.

In connection with the consummation of the Transactions, each of the Company’s executive officers and directors entered into an indemnification agreement with the Company, a form of which is attached hereto as Exhibit 10.5 to this Report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2020, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company amended and restated its certificate of incorporation (as amended, the “Amended & Restated Charter”) and amended and restated its bylaws (as amended, the “Amended & Restated Bylaws”) to, among other things, (i) change its authorized capital stock 700,000,000 shares of Class A common stock, par value $0.0001 per share, 500,000,000 shares of Class B common stock, par value $0.0001 per share, 300,000,000 shares of Class C common stock, par value $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share, (ii) authorize that holders of shares of GCM Class A common stock will be entitled to cast one vote per share of GCM Class A common stock and holders of shares of GCM Class C common stock will, (1) prior to the Sunset Date (as defined in the Amended & Restated Charter), be entitled to cast the lesser of (x) 10 votes per share and (y) the Class C Share Voting Amount (as defined in the Amended & Restated Charter) and (2) from and after the Sunset Date, be entitled to cast one vote per share and (iii) authorize that certain provisions of the Amended & Restated Charter and Amended & Restated Bylaws, in each case, will be subject to the Stockholders’ Agreement. The Amended & Restated Charter and the Amended & Restated Bylaws are set forth in Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section “Organizational Documents Proposals” beginning on page 126, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The combined financial statements of GCMH and GCM LLC as of and for the three and nine months ended September 30, 2020, management’s discussion and analysis of financial condition and results of operations for such period and the combined financial statements of GCMH and GCM LLC as of and for the years ended December 31, 2019 and 2018 are set forth in Exhibits 99.1, 99.2 and 99.3 to this Report, respectively, and are incorporated herein by reference.

The financial statements of CFAC as of and for the three and nine months ended September 30, 2020 and the years ended December 31, 2019 and 2018 are set forth in Exhibits 99.4 and 99.5 to this Report, respectively, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of CFAC and GCMH and GCM LLC as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is set forth in Exhibit 99.6 to this Report and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
10.1*	Stockholders’ Agreement.
10.2*	Amended and Restated Registration Rights Agreement.
10.3*	Tax Receivable Agreement.
10.4*	Fifth Amended and Restated Limited Liability Limited Partnership Agreement of Grosvenor Capital Management Holdings, LLLP.
10.5	Form of Indemnification Agreement.
99.1	Unaudited combined financial statements of Grosvenor Capital Management Holdings, LLLP and GCM, L.L.C. as of and for the three and nine months ended September 30, 2020.
99.2	Management’s discussion and analysis of financial condition and results of operations of Grosvenor Capital Management Holdings, LLLP and GCM, L.L.C.
99.3	Audited combined financial statements of Grosvenor Capital Management Holdings, LLLP and GCM, L.L.C. as of and for the years ended December 31, 2019 and 202018 (incorporated by reference to the final prospectus and definitive proxy statement, dated October 14, 2020, filed by the Company).
99.4	Unaudited financial statements of CF Finance Acquisition Corp. as of and for the three and nine months ended September 30, 2020 (incorporated by reference to CF Finance Acquisition Corp.’s Form 10-Q for the quarter ended September 30, 2020).
99.5	Audited financial statements of CF Finance Acquisition Corp. as of and for the years ended December 31, 2019 and 2018 (incorporated by reference to the final prospectus and definitive proxy statement, dated October 14, 2020, filed by the Company).
99.6	Unaudited pro forma condensed combined financial information.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCM Grosvenor Inc.

Date:	November 20, 2020	By:	/s/ Burke Montgomery
		Name:	Burke Montgomery
		Title:	General Counsel and Secretary